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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2019

AXA Equitable Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38469	90-0226248
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1290 Avenue of the Americas, New York, New York		10104
(Address of principal executive offices)		(Zip Code)

(212) 554-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 1, 2019, AXA Equitable Life Insurance Company (“AEL”) amended the AXA Equitable Post-2004 Variable Deferred Compensation Plan for Executives, a nonqualified deferred compensation plan under which participants can make voluntary deferrals of compensation in excess of those permitted under the AXA Equitable 401(k) Plan, to:  (i) reduce the amount of excess 401(k) contributions provided to participants in the plan from 10% of eligible compensation to 5%, (ii) add a 3% employer matching contribution for participants’ voluntary deferrals under the plan and (iii) increase the amount of a participant’s salary and short-term incentive compensation for a year that may be voluntarily deferred under the plan from 25% to 50%.  Also effective January 1, 2019, AEL terminated the AXA Equitable Executive Survivor Benefits Plan which provides death benefits for eligible employees, provided that all participants in the plan and individuals in the enrollment process as of December 31, 2018 may continue to participate in the plan in accordance with its terms and conditions.

Item 7.01    Regulation FD Disclosure.

On January 3, 2019, AXA Equitable Holdings, Inc. (“EQH”) issued a press release announcing the transfer of the interests in AllianceBernstein held by its subsidiary AXA Equitable Life Insurance Company to Alpha Units Holdings, Inc., a newly-created wholly-owned subsidiary of EQH. A copy of the press release containing this information is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release of AXA Equitable Holdings, Inc., dated January 3, 2019 (furnished and not filed)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXA EQUITABLE HOLDINGS, INC.

Date: January 3, 2019	By:	/s/ Dave S. Hattem
	Name:	Dave S. Hattem
	Title:	Senior Executive Vice President, General Counsel and Secretary